E-2
                         AMENDMENT NO.2



1)     KARL LAGERFELD S.A of 14 Boulevard de la Madeleine, 75008
       Paris, France ("KARL LAGERFELD")

2)     VICTORIA CREATIONS, INC. of 385 Fifth Avenue, New York,
       New York 10016, USA ("LICENSEE")

The parties hereby agree that the technical assistance agreement (the "Technical Assistance Agreement") dated September 1987, and as amended as of 23rd November 1987 under which KARL LAGERFELD provides the LICENSEE with all artistic and technical assistance necessary for its manufacture, sale and distribution of luxury costume jewelry for men and women under the Karl Lagerfeld trademarks, be amended as follows:

1.     ARTICLE III - TERM

       The term of this agreement shall be extended to expire on 30th June 1995.

2.     ARTICLE IV - FEE

4.2    The Minimum Fee as defined under the Technical Assistance
       Agreement shall for the period from 1st January 1993 to 30th June 1995 be nil.

It is agreed that all other terms and conditions for the Technical Assistance Agreement as amended as of 23rd November
1987 shall remain unchanged.

Signed for and on behalf of      Signed for and on behalf of
KARL LAGERFELD SA                VICTORIA CREATIONS, INC.


By:/s/ R. Toledano               By: /s/ Patricia Stensrud

Title: President                 Title: President & CEO

Date: April 27, 1994             Date: April 27, 1994


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                         AMENDMENT NO.2



1)     ASIAN & WESTERN CLASSIC B.V. of Johannes Vermeerstraat
       25, 1071 DJ Amsterdam, The Netherlands ("ASIAN")

       AND

2)     VICTORIA CREATIONS, INC. of 385 Fifth Avenue, New York,
       New York 10016, USA ("LICENSEE")

The parties hereby agree that the trademark license contract (the "Trademark License Contract") dated September 1987, and as amended as of 23rd November 1987 under which the LICENSEE manufacturers, sells and distributes luxury costume jewelry for men and women under the Karl Lagerfeld trademarks, be amended as follows:

1.     ARTICLE I - DEFINITIONS

       With effect from 1st July 1993 Article 1.2 of the
       Trademark Licence Contract as amended as of 23rd
       November 1987 is further amended as follows:

1.2    TERRITORY

       This term means North America only excluding all duty free outlets".

2.3.   ARTICLE IV - TERM

       The term of this contract shall be extended to expire on 30th June 1995.

3.     ARTICLE XII - LICENSE FEE

12.2   The Minimum Fee as defined under the Trademark License
       Contract shall for the period from 1st January 1993 to 30th June 1995 be nil.

It is agreed that all other terms and conditions of the Trademark Licence Contract as amended as of 23rd November 1987 shall remain unchanged.

Signed for and on behalf of      Signed for and on behalf of
AISIAN & WESTERN CLASSICS B.V.   VICTORIA CREATIONS, INC.

By: /s/  B. M. Cornelisseu       By: /s/ Patricia Stensrud

Title: Managing Director         Title: President & CEO

Date: May 18, 1994               Date: April 27, 1994


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